Exhibit 99.1

COMPANY OVERVIEW Dinesh V. Patel, PhD President & CEO January 2018

Forward Looking Statements This presentation contains forward-looking statements of Protagonist Therapeutics, Inc. (Protagonist). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, our capital resources, business strategy, prospective products, potential market for our products, availability of funding, enrollment in our clinical trials, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans, objectives and opinions of management regarding future operations, future results of current and anticipated products and our potential receipt of milestone payments and royalties under our Exclusive License and Collaboration Agreement with Janssen Biotech, Inc., are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Protagonist discusses many of these risks and uncertainties in detail under the heading “Risk Factors” contained in our most recent periodic reports on Forms 10-K and 10-Q, which are filed with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Protagonist or any director, employee, agent or advisor of Protagonist. This presentation does not purport to be all inclusive or to contain all the information you may desire. 2

Protagonist Therapeutics

Proprietary Technology Platform for Discovering Peptide Therapeutics

Proprietary Peptide Technology Platform



Vectrix
Clusters
Computational
Vectrix, Clusters
Phage Libraries
Hits
Potency
Stability
Oral Stability
GI Assays
Peptidomimetics
Peptide
Chemistry
Leads, SAR
Acidic
Stability
Proteases
Peptidases
Lipases
Redox
Stability
Microbiome

Technology Platform

- De novo discovery of peptides that match the potency of biologics
  - PPI targets
- Option of engineering oral stability

Assets

- Three technology platform derived novel peptide drugs in clinical development
  1. **PTG-100** oral
  2. **PTG-200** oral
  3. **PTG-300** s.c.

Protagonist Therapeutics
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Protagonist Therapeutics

Peptide Drugs to Address Unmet Medical Needs

Proprietary Peptide Technology Platform

Oral Peptides as Targeted Therapy: *Transforming the IBD Treatment Paradigm*

- IBD: Multi-billion dollar market opportunity
- Oral peptides for IBD targets clinically validated by injectable mAbs

1. **PTG-100** *Ph 2b UC*
   - $\alpha 4\beta 7$ Integrin antagonist
2. **PTG-200** *Ph 1*
   - IL-23R antagonist
   - Partnership with Janssen


Vs.

Injectable Peptides: *Novel Therapy for Iron overload based Rare Diseases*

- Hepcidin mimetic to treat iron overload, ineffective erythropoiesis & underlying anemia in rare diseases such as
  - β-Thalassemia
  - Myelodysplastic syndromes (MDS)
  - Hereditary Hemochromatosis

3. **PTG-300** *Ph 1*
   - PD based clinical POC established

Protagonist Therapeutics

4

Protagonist Team Experience & Expertise in Drug Development 5 Dinesh Patel, PhD President & CEO David Liu, PhD CSO, Head of R&D Richard Shames, MD CMO Thomas O’Neil CFO Pat Murphy SVP, Regulatory & QA Thamil Anamalai, MSc, MPhil VP, Preclinical Development Ashok Bhandari, PhD VP, Chemistry Abha Bommireddi, MS VP, Program Management Mohammad Masjedizadeh, PhD VP, Pharmaceutical Development Larry Mattheakis, PhD VP, Biology Mark Smythe, PhD VP, Technology Lucio Tozzi VP, Clinical Operations

Peptide-based Therapeutics are on the Rise ‘Oral Peptides’ vs ‘Injectable Antibodies’ & side effects • Up to 80% new targets are ‘undruggable’ by small molecules –Protein-protein interaction (PPI) targets Antibodies vs peptides for ‘undruggable’ PPI targets –Oral peptides offer strong potential for differentiation vs. injectable antibodies • 6 Small Molecules Constrained Peptides Antibodies Molecular Size Route of Administration Features ~ 0.5 kDa Oral Do not bind to most PPI targets ~ 1 to 3 kDa Oral or Injectable High potency/selectivity against PPI targets ~ 150 kDa Injectable Expensive, inconvenient

Current IBD Targeted Therapy by Injectable Antibody Drugs

A Growing Multi-Billion Dollar Market

Current Treatment Paradigm – TNF mAbs dominate Targeted Therapy

- **Injectable Antibodies – Blockbuster drugs**
  - Humira® & Remicade® for IBD; Global Humira ® 2016 sales ~ $ 16 B
- **Low response rates**
  - ~30% non-responders; ~30% relapse rates (6-12 Mo's)
- **Safety concerns – black box warning**
  - Serious infections & malignancy; Immunogenicity
- **Lack of convenience & compliance**



Severe
Moderate
Mild
Surgery
4th
TNF mAbs
(Humira, Remicade)
3rd
AZA/6-MP, MTX
2nd
Steroids: Prednisone
1st
5-ASAs, Antibiotics

Step-up Therapy





mAbs with different MOA

- TNF-α: Humira®, Remicade®
- α4β7 integrin: Entyvio®
- IL12/IL-23: Stelara®

Oral Targeted Therapy

- α4β7 integrin: PTG-100
- IL-23R: PTG-200
- S1P1: Ozanimod
- JAK: Tofacitinib, Filgotinib

Protagonist Therapeutics

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Oral Targeted Therapy for IBD Potential to Transform & Expand Current Treatment Paradigm • Potential advantages of oral, GI-restricted peptides PTG-100 & PTG-200 5-ASAs, Antibiotics Mild – – – – – Validated biological targets and/or pathways Reduced systemic infections Better safety & efficacy Better convenience & compliance New IP protection through mid 2030’s PTG-100 PTG-200 S1P1 Steroids 6-MP, MTX Biologics Moderate JAK Severe Surgery • Potential to transform IBD treatment paradigm Top-down Therapy – – Early introduction of targeted therapy Dose sparing, seamless combinations with other oral agents 8 Future Paradigm – Oral Targeted Therapy

PTG-100 α4β7 Antagonist for Inflammatory Bowel Disease 9

PTG-100

Oral, α4β7-specific, GI-restricted, Targeted Therapy for IBD

α4β7 integrin – an IBD specific, clinically validated target

- T cell homing regulated by interaction between α4β7 integrin and MAdCAM-1
- MAdCAM-1 expressed only in intestinal vasculature
- Vedolizumab approved for Crohn's & UC in 2014


Lamina Propia
MAdCAM-1
α4β7
integrin
MAdCAM-1
Integrins
HEV

Strong interest in intervention of α4β7-MAdCAM-1 pathway

- KOLs: α4β7-specific integrin blockers could potentially replace anti-TNFs as first line targeted therapy for IBD
- Natalizumab (α4β1 & α4β7) approved for Crohn's; Etrolizumab (α4β7 & αEβ7) in Ph 3; PF-00547659 (MAdCAM-1) in Ph 2

Injectable vs. Oral

- PTG-100: First-in-class potential as an oral, GI-restricted α4β7-specific blocker
- PD-based Ph 1 clinical POC established
- Pre-clinical PD responses of target engagement translated to humans


Vs.

Protagonist Therapeutics
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Translating Preclinical PD & Efficacy Results to Clinical Studies

Colitis Mice

α4β7 antagonists

1. PTG-100 (oral peptide) vs.
2. DATK32 (i.p. mAb)

Target Engagement

Blood Surrogate PD readouts

Healthy Mice

Effect of PTG-100

1. % receptor occupancy (RO)
2. % receptor expression (RE)

Efficacy

Mouse Effective Dose	70 kg Human Equivalent Dose
5-55 mg/kg	**~ 30 to 300 mg**

PD Translation

UC Subjects Ph 2b

Clinical POC

Clinical POC

Healthy humans Ph 1A/1B

PD based POC

Protagonist Therapeutics
CONFIDENTIAL 11

Established PD-based Clinical POC in Phase 1 Study 14 day MAD PD Data Guides Phase 2b Dose Range Placebo Cohort 5 300 mg 100 10 mg 75 0 50 -10 25 -20 0 -30 -25 g mg -50 -40 0 4 8 12 Time (h) 16 20 24 0 4 8 12 Time (h) 16 20 24 @24h CONFIDENTIAL 12 % receptor occupancy % Change from Baseline Translating Pre-clinical to Clinical PD Readout — RO and RE Species and Dose %RO @12h %RO @24h %RE @12h %RE Healthy Mice 50 mg/kg 38% 8% 27% 14% Healthy Humans 300 mg 43% 26% 29% 26% Cohort 4 100 mg Cohort 6 1000 Placebo Cohort 5 300 m Cohort 4 100 mg Cohort 6 1000  α4β7 Receptor Expression (%RE)  α4β7 Receptor Occupancy (%RO)

PTG-100: Clinical Development Plans


2016
2017
2018
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
CLINICAL DEVELOPMENT
Ph 1-SAD/MAD/BA
NHV (n=78)
PD based Clinical POC
Ph 2b Clinical POC/
Dose finding in UC
Interim futility
analysis (Q1 2018)
N = 60-80
Final analysis
(Q4 2018)
N = 240-260
REGULATORY
AUS CTN
US Pre-IND
US IND
FORMULATION
Capsule dosage for Phase 2b
Tablet formulation for Phase 3
TOXICOLOGY
3-month tox
6-month rat and 9-month monkey tox
DRF Reprotox
EFD & PPN Reprotox

Protagonist Therapeutics

EFD = embryo-fetal development, PPN = pre-/post-natal development

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Phase 2b PROPEL Study in UC Patients

Randomized, Double-blind, Placebo-controlled Adaptive Parallel Design

Moderate to severe active UC
n ~260, ~100 sites

Enrollment Criteria:
- Biologics-naïve or TNFα-experienced (≤ 50%)
- Stratification
  - Prior TNFα antagonist use

12 week induction study

Stage 1 n ~60-80		Stage 2 n ~160-180
Placebo	Interim Analysis	Placebo
150 mg QD		Dose A
300 mg QD		Dose B
900 mg QD		

Interim Analysis
- Futility analysis
- Drop 1 (or 2) dose
  - hierarchical evaluation of clinical remission, response, endoscopy & PD (%RO & %RE) readouts

Final Analysis
n ~240-260

Primary endpoints:
- Clinical remission
- Safety & tolerability

Secondary Endpoints:
- Clinical response
- Endoscopic response
- Endoscopic remission
- Change in patient-reported outcomes
- PD (%RO & %RE)
- PK
- ADA

Phase 2b study milestones
- Study initiation (FPI) Dec 2016
- Adaptive trial design; interim 'futility' analysis Q1 2018
- Phase 2b completion (LPO) expected Q4 2018

PROPEL STUDY

Protagonist Therapeutics
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PTG-100 Summary • Oral peptide PTG-100 ✔ approach with validated target • Proof of target engagement & efficacy in rodent models of colitis Side by side comparison of PTG-100 vs. DATK32 (mouse  integrin mAb) Pre-Clinical ✔ • • • Blood receptor occupancy (%RO) Blood receptor expression (%RE) ✔ in Ph 1 NHV study • Interim futility analysis based go/no-go outcome in Q1 2018 Top line data expected in Q4 2018 In progress • 15 4 Ph 2B UC study PD based clinical 3 POC established 2 POC established Differentiated 1 a clinically •mAb Entyvio®

PTG-200 IL-23R Antagonist for Inflammatory Bowel Disease 16

PTG-200

Oral, IL-23 Receptor Specific, GI-restricted, Targeted Therapy for IBD

Potential first-in-class approach against clinically-validated IL-12/23 pathway

Stelara® & several IL-23 specific antibodies in development

- Stelara® (IL-12/23, p40) approved for Psoriasis and CD, Phase 3 for UC
- Several IL-23 p19 antibodies in late-stage development for autoimmune indications (Risankizumab®, Brazikumab®)

IL-23 receptor

- Localized & overexpressed in GI of IBD patients
- IL-23R gene mutations – possible IBD risk factor



p19 antibody: Blocks IL-23 pathway
Stelara®: Blocks both IL-23 & IL-12 pathways
PTG-200: Blocks IL-23 receptor & IL-23 pathway
p19
p40
p35
p40
IL-23R
IL-12Rβ1
CELL MEMBRANE
IL-12Rβ2
IL-12Rβ1
IL-23
IL-12
IL-17A, IL-17F, IL-22
T_H17 stabilization
Inflammation
Autoimmune
diseases
IFN-γ
T_H1 development
Cellular Immunity
Bacterial & viral
infections

Protagonist Therapeutics
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Discovery of Oral IL-23 Receptor Antagonist PTG-200

From Discovery to Pre-Clinical POC (1000+ peptides) to Ph1 Initiation

PK: Rats & Cynos

- ✓ Orally stable: fecal recovery in rats
- ✓ GI-restricted: <0.5% plasma exposure
- ✓ Principal exposure in various GI tissues

PD & Efficacy

- Efficacy in Colitis rats
  - ✓ Colon macroscopic score
  - ✓ Colon weight/length ratio
  - ✓ Body weight loss
  - ✓ histopathology
- Reduced expression of IL-23 pathway cytokines



Pre-Clinical
In Vitro
Development Candidate
PTG-200

Potency

ELISA (nM)	Cell assay (nM)
Human	Human Primary
2.0	2.2

Selectivity

ELISA, nM	
IL-23/IL-12 Rb1	IL-6/IL-6R
>100,000	>100,000

Oral Stability

Stability ($t_{1/2}$, hr)	
SIF*	SGF**
>12	>10

** Simulated Intestinal Fluid*
*** Simulated Gastric Fluid*

Protagonist Therapeutics
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Protagonist & Janssen Collaboration

Development and Commercialization of PTG-200

Protagonist's Rationale

1. **Janssen is a world leader in IBD**
   - mAbs franchise: Remicade®, Simponi®, Stelara®
2. **Mutual excitement around oral targeted therapy drugs for IBD**
3. **Further validation for the 'oral' hypothesis**
   - Stelara® is an injectable IL-12/23 mAb antibody marketed by Janssen
   - PTG-200 is a first-in-class oral IL-23 receptor antagonist peptide
4. **Protagonist & Janssen have a long standing relationship**
   - Johnson & Johnson Innovation – JJDC is an early investor and shareholder in Protagonist
5. **Competitive process**
   - Janssen was the best choice for PTGX both financially & strategically

Protagonist Therapeutics

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Janssen Collaboration for Executed May 26, 2017 PTG-200 • Janssen receives exclusive WW license to PTG-200 • • • Phase 1: 100% Phase 2: 20% Phase 3 & beyond: 0% • • Janssen to lead WW commercialization PTGX has the right to co-detail up to 30% the US calls; gets reimbursed PTGX economics remains the same regardless co-detail option exercise • • Tiered royalties on worldwide net sales -Ten to mid-teens percent 20 Royalty Commercialization & Co-detailing Financial Summary Upfront $50M Phase 2 Interim Analysis $125M Phase 2 Completion $200M All Other Milestone Payments $615M Potential Total $990M Protagonist share of development costs License

Financials Funding R&D efforts through 2019 21 •$104.9 M in cash, cash equivalents and investments at 3Q 2017 end – Includes $50 M up-front payment received in August 2017 from Janssen as part of PTG-200 licensing and collaboration agreement •$60 M follow-on offering in October 2017 – With the additional funding from Janssen collaboration and proceeds from follow-on offering, sufficient financial resources to fund operations through 2019 •$90 M raise through an upsized IPO in August 2016 •$67 M in Series A through C financing - strategics, VCs, cross-overs

Protagonist Platform PTG-300 and Other Potential Future Applications 22

Peptide Technology Platform Potential for Broad Utility vs. Diverse Undruggable Targets Oral IL-23R antagonist Oral agonist GI non-IBD Oral α4β7 antagonist IL-6 antagonist Hepcidin mimetic Nav 1.7 blocker 23 Peptide Technology Platform

PTG-300: Hepcidin Mimetic

Protagonist's 3rd Asset in Clinical Development

PTG-300: Hepcidin Mimetic for Treating Iron Overload related Rare Diseases

Hepcidin

- A natural hormone and master regulator of iron homeostasis
- Absence or deficiency of hepcidin associated with ineffective erythropoiesis and chronic anemia in iron-overload related rare diseases
  - β-thalassemia
  - Myelodysplastic syndromes (MDS)
- Hereditary Hemochromatosis

PTG-300

- A hepcidin mimetic discovered through Protagonist's peptide technology platform
- Potential advantages of a mimetic: Engineer drug-like properties
  - Potency & efficacy, PK, Stability, ease of synthesis (COGS)

Current status:

- Preliminary PD based clinical POC established in Phase 1 study in NHVs

Protagonist Therapeutics
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Hepcidin: Regulator of Iron Homeostasis

PTG-300 Hepcidin Mimetic


Hepcidin mimetic PTG-300 binds and degrades ferroportin; inhibiting iron export to circulation mimicking natural hepcidin' regulation of iron
Dietary Iron
DMT1
Enterocyte
Ferroportin
PTG-300
Intestine
Hepcidin
Fe
TF-Fe
Stored Iron
Macrophage
Ferroportin
Fe
Iron recycled by macrophages gets picked up by ferroportin; PTG-300 inhibits iron export to circulation
PTG-300
TF-Fe
RBC
Transferin-iron Delivery to red blood cells
Bone Marrow

Protagonist Therapeutics

D'Angelo G. Role of hepcidin in the pathophysiology and diagnosis of anemia. *Blood Res.* 2013;48:10-15.

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PTG-300: PD POC in Healthy Animals Reduction in Serum Iron 8 0 Rat PD Time Course SC dosing @ 3 mg/kg (n=3) 6 0 4 0 * * 2 0 * * * * * * * * * * * * * * * * 0 Time Mice ‘C57’ PD Time Course SC dosing @ 2.44 mg/kg (n=3) Cyno PD Time Course 40 8 0 30 6 0 20 4 0 * * * * * 10 2 0 * * * * * * * * * * * * * * * * 0 0 Time Time 26 [ S e r u m i r o n ] (  M ) V e h i c l e 3 0 m i n 1 h 2 h 4 h 1 0 h 2 4 h 3 0 h 3 6 h 4 8 h [Serum iron] (M) [ S e r u m i r o n ] (  M ) Vehicle (60hr) 0 hr 30 min 1 h 2 h 4 h 8 h 12 h 24 h 30 h 36 h 48 h 60 h 72 h 144 h Vehicle (144hr) 0 h r 1 h 2 h 4 h 8 h 2 4 h 2 8 h 3 2 h 4 8 h 5 6 h 7 2 h 9 6 h SC dosing @ 2.44 mg/kg (n=3) **** **** •WT Mouse C57BL6 strain, dosed at 2.44 mg/kg sc •WT Rat, dosed at 3 mg/kg sc •WT Cyno, dosed at 2.44 mg/kg sc • *p≤0.05; **p≤0.01; ***p≤0.001; ****p≤0.0001; ns, not significant

PTG-300: Phase 1 Study in NHVs PD Based Clinical Proof-of-Concept Established in Q4 2017 Cohort 1 1mg/ placebo Cohort 2 3 mg/ placebo Cohort 3 10 mg/ placebo Cohort 4 20 mg/ placebo • • SAD Cohorts 1-5 (1-40 mg) Cohort 5 40 mg/ placebo Cohort 6 80 mg/ placebo • • Cohort 6 - Higher dose (80 mg) Cohort 7 - Repeat weekly dose (40mg x 2) Cohort 7 40 mg/ placebo QW x 2 27 Amended Protocol Original Protocol Final Top Line Results •PD: dose-related reduction in serum iron levels –Persists beyond 72 hours •PK: dose dependent increase in blood levels •Safety: –No SAEs or DLT –Transient and self-limited erythema (redness) at injection site at higher doses Randomized, double-blind, placebo controlled Phase 1 Study in NHVs (n = 62)

PTG-300 Efficacy based POC in -thalassemia Mouse Model -thalassemic mouse model (Hbbth3+ Mice); 6 week treatment • • Evaluate effects on – Ineffective erythropoiesis – Iron overload • • PTG-300 1 mg/kg Q2D saline DFP (deferiprone, oral iron chelator) 1.25mg/mL water ad libitum Combination of PTG-300 Q2D and DFP water ad libitum • Comparison to iron chelator • 28 Objectives Study design

PTG-300: Efficacy based POC in β-thalassemia Mouse Model Improved Erythropoiesis 12 11 10 9 8 7 6 5 17 16 15 14 13 12 11 10 9 8 *** **** ** **** ns * ** ns 50 40 30 20 10 0 60 ns 40 ns ** *** 20 0 29 Reticulocyte Percentage (%) RBC (x106 cells/L) Vehicle DFP PTG300 DFP + PTG300 HCT (%) HGB (g/dL) • PTG-300 1 mg/kg dosed Q2D for 6 weeks (Hbbth3+ Mice) • DFP (deferiprone, oral iron chelator) dosed at 1.25mg/mL • *p≤0.05; **p≤0.01; ***p≤0.001; ****p≤0.0001; ns, not significant WTth3 + Vehicleth3 + DFPth3 + PTG300th3 + DFP + PTG300 **** ns **** **** Reticulocyte (%) Hematocrit * WT Hemoglobin Red Blood Cells

PTG-300: Efficacy based POC in β-thalassemia Mouse Model
Decreased Splenomegaly and Liver Iron Overload



Spleen/Body Weight (g/g)
Spleen/Body Weight (g/g)
0.03
0.02
0.01
0.00
***
ns
**
*
Non-heme Iron in Liver (ng/mg)
Total Liver Fe (ng /mg) wet tissue
800
600
400
200
0
****
****
****
****
WT
th3 + Vehicle
th3 + DFP
th3 + PTG300
th3 + DFP + PTG300

- PTG-300 1 mg/kg dosed Q2D for 6 weeks (Hbbth3+ Mice)
- DFP (deferiprone, oral iron chelator) dosed at 1.25mg/mL
- *p≤0.05; **p≤0.01; ***p≤0.001; ****p≤0.0001; ns, not significant

Protagonist Therapeutics

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PTG-300: Efficacy based POC in β-thalassemia Mouse Model Improved Erythropoiesis, Decreased Splenomegaly and Liver Iron • PTG-300 statistically improved erythropoiesis, decreased splenomegaly and liver iron overload DFP only decreased liver iron overload and did not statistically improve erythropoiesis or decrease splenomegaly • • PTG-300 may potentially address pre-existing anemia and liver iron overload through iron restriction to restore iron homeostasis Potential to address sequelae in β-thalassemia –Reduce transfusions and subsequent iron overload –Prevent splenomegaly and need for splenectomy with a reduction of thrombosis risk Potential to treat other diseases characterized by ineffective erythropoiesis and iron overload, e.g. low risk MDS • • 31 Conclusions Results

PTG-300: Proposed Clinical Development Plan • Single global phase 2/3 clinical trial in -thalassemia, MDS patients (basket protocol) Phase 2 dose-range finding – Open label single-arm study to identify safe and effective starting dose Phase 3 placebo-controlled pivotal trial – Randomized, double-blind, placebo-controlled 2-arm study • • • Phase 2 and 3 patients can roll over to open label extension 32

Multiple Shots on Goal

Events & Milestones 2016-2018

Assets	Milestones 2016	2017	2018*2 (expected)
PTG-100 α4β7 antagonist IBD – UC*1 & CD	- Ph 1 PD based clinical POC established (Q3) - Ph 2b UC *PROPEL* - initiation (Q4)	Ph 2b UC enrollment continuation	- Ph 2b UC interim (Q1) - Ph 2b UC TLD (Q4) - Pouchitis FDA mtg and Ph 2 initiation
PTG-200 IL-23R antagonist IBD – CD*1 & UC	IND enabling studies	Ph 1 initiated (Q4)	- Ph 1 TLD - IND submission & Ph 2 CD initiation
PTG-300 Hepcidin mimetic β-thalassemia*1	IND enabling studies	- Ph 1 initiated (Q2) - Ph 1 completed (Q4) - Established PD based POC	- FDA pre-IND meeting - IND submission and Ph 2 initiation
PTG-X Oral Peptide drug with differentiation	Discovery	Pre-clinical R&D	IND enabling studies

*1 Initial indication to be pursued; each asset provides opportunities for multiple indications

*2 We estimate current cash, including funds from the Janssen collaboration and public equity offering in October 2017, will allow us to continue R&D activities through 2019, including completion of PTG-100's Phase 2b study

Protagonist Therapeutics
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Thank You